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                                                                  EXHIBIT 10.41



                             AMENDMENT NO. 1 TO TERM

                    LOAN AND SECURITY AGREEMENT ("AMENDMENT")

                                January 22, 1996

Carl Karcher Enterprises, Inc.
1200 North Harbor Boulevard
Anaheim, California  92803
Attn:  Loren Pannier
       Senior Vice President

Ladies and Gentlemen:

Preamble. We refer to our Term Loan and Security Agreement with you dated as of December 19, 1995 (the "Loan Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Loan Agreement.

         Pursuant to the Loan Agreement it was contemplated that Lender would make the Term Loans available to Borrower against, initially, the security of the Collateral located on or comprising the seven (7) restaurant locations of Borrower described on Ex hibit "A" to the Loan Agreement. Lender has determined, however, that with regard to Borrower's restaurant location at 4424 Univer sity Parkway, San Bernardino, California (the "San Bernardino Lo cation") and Borrower's restaurant location at 1403 NE 102nd Av enue, Portland, Oregon (the "Portland Location"), certain of the conditions precedent to the funding of the Term Loans specified in Section 10 of the Loan Agreement have not been satisfied.

         As a result of the foregoing, Borrower and Lender have agreed that, (a) initially neither the San Bernardino Location nor the Portland Location will be included as a Financed Restaurant Location under the Loan Agreement, (b) initially the equipment and realty located at or constituting the San Bernardino Location and the Portland Location will not constitute Collateral for purposes of the Loan Agreement and (c) as more fully described herein, Term Loan A and Term Loan B will be made available to Borrower in mul tiple disbursements, consisting of an initial disbursement of Five Million Thirty-Two Thousand Dollars ($5,032,000) in the case of Term Loan A and Three Hundred Sixty-Five Thousand Seven Hundred Fourteen and 29/100 Dollars ($365,714.29) in the case of Term Loan B, and, subject to the satisfaction of the conditions specified in this Amendment and in the Loan Agreement, not more than two ad ditional disbursements in the aggregate amount of up to One Million Four Hundred Fifty-Six Thousand Dollars ($1,456,000) in the case of Term Loan A and One Hundred Forty-Six Thousand Two Hundred Eighty- Five and 71/100 Dollars ($146,285.71) in the case of Term Loan B.

         The purpose of this Amendment is to memorialize our mutual understanding as to certain amendments to the Loan Agreement




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pertaining to the foregoing matters and certain related matters.

                  Accordingly you and we hereby agree as follows:

1.       Amendments to Section 1.1 of the Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by adding in appropriate alphabetical order the following additional defined terms:

                  "Additional Financed Restaurant Locations" shall mean the San Bernardino Location and/or the Portland Location, if either of such restaurant locations of Borrower becomes a Financed Restaurant Location pursuant to Section 2.1 of this Agreement and any other restaurant location of Borrower which becomes a Financed Restaurant Location pursuant to the provisions of such Section 2.1.

                  "Portland Location: shall mean Borrower's restaurant location at 1403 NE 102nd Avenue, Portland, Oregon.

                  "San Bernardino Location" shall mean Borrower's restau rant location at 4424 University Parkway, San Bernardino, California.

         (b) Section 1.1 of the Loan Agreement is hereby further amended by deleting in its entirety the definition of "Closing Date" set forth therein and substituting in lieu thereof the following revised definition of "Closing Date":

                  "Closing Date" shall mean January 23, 1996.

         (c) Section 1.1 of the Loan Agreement is hereby further amended by deleting in its entirety the last sentence of the definition of "Financed Restaurant Location" set forth therein and substituting in lieu thereof the following sentence:

                  After acceptance thereof by Lender pursuant to Sec tion 2.1 hereof in the case of Additional Financed Res taurant Locations and Section 3.2 hereof in the case of Substitute Financed Restaurant Locations, each Additional Financed Restaurant Location and Substitute Financed Res taurant Location shall be a Financed Restaurant Location for all purposes of this Agreement.

         (d) Section 1.1 of the Loan Agreement is hereby further amended by deleting in its entirety the definition of "Fixed Rate" set forth therein and substituting in lieu thereof the following revised definition of "Fixed Rate":



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                  "Fixed Rate" shall mean, as to each Term Loan, a simple
                  interest rate equal to 8.17 percent (8.17%) per annum.

 2.      Amendments to Section 2.1 of the Loan Agreement.

                  Section 2.1 of the Loan Agreement is hereby deleted in its entirety and the following revised Section 2.1 is substituted in lieu thereof:

                  2.1      Term Loan Facility.

                  (a) Term Loans. Lender hereby creates the Term Loan Facility in favor of Borrower consisting of two (2) Term Loans, as follows: (i) a Term Loan of up to Six Million Four Hundred Eighty-Eight Thousand Dollars ($6,488,000) in principal amount (herein, sometimes called "Term Loan A") and (ii) a Term Loan of up to Five Hundred Twelve Thousand Dollars ($512,000) in principal amount (herein, sometimes called "Term Loan B"). The Term Loans shall be disbursed in up to three (3) disbursements as follows: (i) on the Closing Date, subject to satisfaction of the conditions precedent set forth in Article 10 hereof, Lender shall make an initial disbursement of Term Loan A in the amount of Five Million Thirty-Two Thousand Dollars ($5,032,000) and an initial disbursement of Term Loan B in the amount of Three Hundred Sixty-Five Thousand Seven Hundred Fourteen and 29/100 Dollars ($365,714.29) and (ii) subject to satisfaction of the conditions precedent specified in clause
                  (b) below, Borrower may obtain not more than two additional disbursements of Term Loan A in the aggregate amount of not more than One Million Four Hundred Fifty-Six Thousand Dollars ($1,456,000) and not more than two additional disbursements of Term Loan B in the aggregate amount of not more than One Hundred Forty- Six Thousand Two Hundred Eighty-Five and 71/100 Dollars ($146,285.71), provided, however, that such additional disbursements of the Term Loans must be made, if at all, on or prior to March 14, 1996.

                  (b) Additional Disbursements of Term Loans. The making of additional disbursements of the Term Loans shall be governed by the following provisions:

                  (i) Portland Location. Subject to clause (iv) below, Borrower may obtain an additional disbursement of Term Loan A in the amount of Seven Hundred Sixty Eight Thou sand Dollars ($768,000) and an additional disbursement of Term Loan B in the amount of Seventy-Three Thousand One Hundred Forty-Two and 86/100 Dollars ($73,142.86),



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                  upon delivering to Lender, at least ten (10) days prior to the desired disbursement date, a duly completed and executed Addendum to Term Loan and Security Agreement, in the form of Annex 1 attached hereto (a "Term Loan Addendum"), accompanied by each of the following with regard to the Portland Location, prepared or obtained at Borrower's expense (to the extent not delivered on or prior to the Closing Date): (A) a First Amendment to Property Agreement, in the form of Annex 2 attached hereto; (B) a Mortgage and UCC financing statements sufficient to grant to Lender a perfected first priority security interest and lien on the Equipment Collateral and Real Estate Collateral located at or comprising the Portland Location; (C) a mortgagee's title insurance policy satisfying the conditions specified in Section 10.1(f)(12) hereof; (D) evidence of insurance satisfying the conditions specified in
                  Section 10.1(f)(13) hereof; (E) such updated lien search reports as Lender shall request evidencing that there are no liens of record encumbering the Portland Location; and (F) such other documents, instruments and agreements as Lender reasonably requests.

                  (ii) San Bernardino Location. Subject to clause (iv) below Borrower may obtain an additional disbursement of Term Loan A in the amount of Six Hundred Eighty-Eight Thousand Dollars ($688,000) and an additional disburse ment of Term Loan B in the amount of Seventy-Three Thousand One Hundred Forty-Two and 86/100 Dollars ($73,142.86) upon delivering to Lender, at least ten (10) days prior to the desired disbursement date, a duly completed and executed Term Loan Addendum, accompanied by each of the following with regard to the San Bernardino Location (to the extent not delivered on or prior to the Closing Date), prepared or obtained at Borrower's expense: (A) such environmental assessments, reports and testing, prepared and performed by environmental experts satisfactory to Lender, as Lender and the environmental experts employed by it shall request in order to demon strate (x) the absence of Contaminants on, in or under the San Bernardino Location and surrounding properties and (y) that such property is in compliance with ap plicable Environmental Laws; (B) a Mortgage and UCC financing statements sufficient to grant to Lender a perfected first priority security interest and lien on the Equipment Collateral and Real Estate Collateral located at or comprising the San Bernardino Location; (C) a mortgagee's title insurance policy satisfying the conditions specified in



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                  Section 10.1(f)(12) hereof; (D) evidence of insurance
                  satisfying the conditions specified in Section 10.1(f)(13) hereof; (E) such updated lien search reports as Lender shall request evidencing that there are no liens of record encumbering the San Bernardino Location; and (F) such other documents, instruments and agreements as Lender reasonably requests.

                  (iii) Other Additional Financed Restaurant Locations. In lieu of satisfying the conditions specified in the preceding clause
                  (i) and/or clause (ii) and obtaining additional disbursements of the Term Loans thereunder, Borrower may provide to Lender as additional collateral up to two (2) other Carl's Jr. restaurant locations of Borrower, selected by Borrower and approved by Lender, as to which, in each case, subject to satisfaction of each of the conditions precedent specified below, subject to clause (iv) below and subject to the aggregate limitations on additional disbursements of the Term Loans specified hereinabove, Lender shall make an additional disbursement of Term Loan A in an amount of up to eighty percent (80%) of the appraised as-is market value of the real estate comprising such Additional Financed Restaurant Location and, concurrently therewith, an additional disbursement of Term Loan B in the amount of up to Seventy-Three Thousand One Hundred Forty Two and 86/100 Dollars ($73,142.86) (based on Lender's determination of the value of the equipment located at such Additional Financed Restaurant Location). In the event that Borrower desires to obtain additional disbursements of the Term Loans based on the security of any such Additional Financed Restaurant Location, Borrower shall be required to deliver to Lender, at least twenty (20) days prior to the desired disbursement date, at its expense, a duly completed and executed Term Loan Addendum accompanied by each of the following with regard to such Additional Financed Restaurant
                  Location: (A) an appraisal satisfying the conditions specified in Section 10.1(f)(8) hereof; (B) an as-built survey satisfying the conditions specified in Section 10.1(f)(10) hereof; (C) an Environmental Questionnaire, as described in
                  Section 5.10 hereof, together with an environmental regulatory review for such Additional Financed Restaurant Location, prepared by independent experts selected by Lender, together with, if Lender so requests in its sole discretion, based on the results of such environmental regulatory review, a "Phase I" environmental audit and such additional environmental testing as Lender shall so require with respect to such Additional Financed Restaurant Location, in each case performed by environmental experts selected by Lender and the results of which



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                  shall be satisfactory to Lender; (D) a mortgagee's title
                  insurance policy satisfying the conditions specified in
                  Section 10.1(f)(12) hereof; (E) a Mortgage and UCC financing statements sufficient to grant to Lender a perfected first priority security interest and lien on such Additional Financed Restaurant Location; (F) evidence of insurance satisfying the conditions specified in Section 10.1(f)(13) of the Loan Agreement; (G) such lien search reports as Lender shall request evidencing that there are no liens of record encumbering such Additional Financed Restaurant Location; and
                  (H) such other documents, instruments and agreements as Lender reasonably requests.

                  (iv) No Default Condition or Event of Default; Represen tations and Warranties True and Correct. Borrower shall have no right to obtain any additional disbursements of the Term Loans if at the time any such disbursement is to be made, any Default Condition or Event of Default has occurred and is continuing, or, except as otherwise approved by Lender, any representation or warranty made hereunder is no longer true and correct.

3.       Amendment to Section 2.2 of The Loan Agreement.

         (a) Section 2.2 of the Loan Agreement, pertaining to the amortization of the Term Loans, is hereby deleted in its entirety and the following revised Section 2.2 is substituted in lieu thereof:

                  2.2 Amortization. The principal amount of each Term Loan, together with accrued interest thereon at the then Applicable Rate, shall be paid as follows: (a) as to Term Loan A, in fifty-nine (59) monthly installments, in accordance with the amortization schedule set forth on Schedule I attached hereto, as amended from time to time as provided in the last sentence hereof, commencing on February 1, 1996, and concluding on December 1, 2000, followed by a balloon payment in the amount of the unpaid principal balance of Term Loan A and all accrued and unpaid interest thereon, due and payable on January 1, 2001; and (b) as to Term Loan B, in sixty (60) monthly installments, in accordance with the amortization schedule set forth on Schedule II attached hereto, as amended from time to time as provided in the last sentence hereof, commencing on February 1, 1996, and continuing through January 1, 2001; it being under



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                  stood and agreed that: (i) all payments on a Term Loan shall be applied, when received first to accrued interest on such Term Loan until paid in full and, then, to the principal amount thereof; (ii) the amortization of the Term Loans shall be based on level monthly payments (inclusive of principal and accrued interest); and (iii) the last payment on each Term Loan shall, in any event, be in that amount necessary to pay in full the then unpaid principal balance of such Term Loan together with all accrued, but unpaid, interest thereon. Attached as Schedules I and II hereto are the respective amortization schedules for Term Loan A and Term Loan B based on the disbursements of the Term Loans made on the Closing Date. In the event of any additional disbursements of the Term Loans pursuant to Section 2.1 hereof, the amortization schedules set forth on Schedules I and II shall be amended in the manner set forth on Schedules I and II to the then applicable Term Loan Addendum.

         (b) Borrower hereby further agrees with Lender that the initial amortization schedules for Term Loan A and Term Loan B shall be as set forth in Schedule I and Schedule II, respectively, attached hereto, and authorizes Lender to attach such schedules as Schedule I and
         Schedule II to the Loan Agreement.

4.       Amendment to Section 2.3 of the Loan Agreement

                  Section 2.3 of the Loan Agreement pertaining to the payment of interest is hereby amended by deleting the date "January 1, 1996" in the second sentence thereof and substituting in lieu thereof the date "February 1, 1996".

5.       Amendment to Section 2.4 of the Loan Agreement.

                  Section 2.4 of the Loan Agreement is hereby deleted in its entirety and the following revised Section 2.4 is hereby substituted in lieu thereof:

                  2.4 Term Notes. The indebtedness represented by each Term Loan shall be evidenced by a Term Note corresponding to the maximum principal amount thereof which may be disbursed hereunder; provided, however, that Borrower's obligations under each Term Note shall be limited to the amount of the Term Loan evidenced thereby which is actually disbursed hereunder. Each Term Note shall be executed by Borrower and delivered to Lender on or prior to the Closing Date.

6.       Amendment to Section 2.5 of the Loan Agreement.

                  Section 2.5



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         of the Loan Agreement is hereby amended by deleting in their entirety the last two sentences thereof and substituting in lieu thereof the following two sentences:

                  Coincident with each disbursement of the Term Loans, Borrower will pay to Lender a non-refundable closing fee with regard to such disbursement in an amount equal to one-half of one percent (1/2%) of the amount of such disbursement. Each such closing fee shall be deemed to be fully earned on the date of such disbursement.

7. Amendment to Exhibit A to the Loan Agreement. Exhibit A to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and substituting in lieu thereof Exhibit A attached hereto. In the event of any subsequent disbursements of the Term Loans pursuant to
         Section 2.1 hereof, as amended hereby, Exhibit A shall be further amended as set forth in each applicable Term Loan Addendum.

8. Term Notes; Mortgages. The Term Notes, dated as of December 19, 1995, executed and delivered by Borrower to Lender, are in the respective maximum principal amounts of Term Loan A and Term Loan B. Likewise, the Mortgages, dated as of December 19, 1995, executed and delivered by Borrower to Lender, provide that they secure the maximum principal amounts of Term Loan A and Term Loan B. Lender hereby acknowledges that at all times Borrower's obligations to repay principal under the Term Notes, and the principal amount of the Term Notes secured by the Mortgages, shall be limited to the amount of the Term Loans actually disbursed by Lender under the Loan Agreement.

         9.       Miscellaneous.

                  (a) Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall con stitute the legal, valid, binding and enforceable obligations of Borrower to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. In connection herewith, Borrower shall execute such amendments to the other Loan Documents or re-execute such of the other Loan



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
                           Documents as Lender shall request.

         (b) Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         (c) Estoppel. To induce Lender to enter into this Amendment and to make the Term Loans to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, no Default Condition or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

         (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of Illinois and all applicable federal laws of the United States of America.



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                  Please countersign in the space provided below to acknowledge your concurrence with the foregoing.

                                              Sincerely yours,

                                              HELLER FINANCIAL, INC.

                                              By:
                                                 ---------------------------
                                                Dominick J. Masciantonio
                                                Vice President and
                                                Region Credit Manager

Acknowledged and agreed:

CARL KARCHER ENTERPRISES, INC.

By:
   ---------------------------
   Loren Pannier
   Senior Vice President


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                           ACKNOWLEDGMENT OF GUARANTOR

                  The undersigned, CKE Restaurants, Inc. being a guarantor of the obligations of Carl Karcher Enterprises, Inc. ("Borrower") under the "Loan Agreement" referenced in the within and foregoing Amendment No. 1 to Term Loan and Security Agreement; capitalized terms used herein and not defined herein have the meanings assigned to them in the Amendment, pursuant to a Guaranty, dated as of December 19, 1995 (the "Guaranty") hereby (a) acknowledges its receipt of a copy of the Amendment and Agreement with its terms and (b) acknowledges and agrees that the Guaranty shall continue in full force and effect, without diminution or impairment, from and after the execution and delivery of the Amendment.

                  IN WITNESS WHEREOF, the undersigned has set its hand and seal as of the 23 day of January, 1996.

                                               CKE RESTAURANTS, INC.

                                              By:___________________
                                              Name:_________________
                                              Title:________________



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
                                     ANNEX 1

                            [FORM OF ADDENDUM TO TERM
                          LOAN AND SECURITY AGREEMENT]

                                [TO BE COMPLETED]



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
                                     ANNEX 1

             [FORM OF ADDENDUM TO TERM LOAN AND SECURITY AGREEMENT]

                          ADDENDUM NO.___ TO TERM LOAN
                             AND SECURITY AGREEMENT

Date:________ __, 1996

To:      Heller Financial, Inc.
         Suite 1600
         900 Circle 75 Parkway
         Atlanta, Georgia   30339
         Attn: Dominick J. Masciantonio,
                   Vice President and Region Credit Manager

         (1) Preamble. We refer to that certain Term Loan and Security Agreement, dated as of December 19, 1995, between you and the undersigned, as amended to date, including, without limitation pursuant to a certain Amendment No. 1 to Term Loan and Security Agreement, dated as of January 22, 1996 (as so amended, the "Loan Agreement"), capitalized terms used herein and not defined herein have the meanings assigned to them in the Loan Agreement.

         (2) Request for Additional Disbursements. Pursuant to Section 2.1 of the Loan Agreement, we hereby request that you make an additional disbursement of the Term Loans as follows:

         (a) Date of requested disbursement: ________ __, 1996

         (b) Amount of requested disbursement of Term Loan
             A: $__________

         (c) Amount of requested disbursement of Term Loan
             B: $__________

         (d) Disbursement Instructions: As set forth on attachment 1 hereto.

         (3) Additional Financed Restaurant Location. In connection with such request, we are providing to you a Mortgage and all other items required to be delivered to you pursuant to Section 2.1(b) of the Loan Agreement with respect to our restaurant location at
_____________________________________________________ which shall be a Financed
Restaurant Location for all purposes of the Loan Agreement.

         (4) Confirmation of Grant of Security Interest. In order to induce you to make the additional disbursements of the Term Loans requested hereby, we hereby grant to you, as further security for the Obligations, a continuing, general lien upon, security interest in, and security title to the Equipment Collateral located at the Financed Restaurant Location described in the preceding paragraph 3, to the full extent of our interest herein, together with any and all products and proceeds of the foregoing, including, without limitation, insurance proceeds, and agree with you that such Equipment Collateral shall constitute Collateral for all purposes of the Loan Agreement.

         (5) Replacement of Exhibit A to the Loan Agreement. We hereby agree with you that effective upon your making of the additional disbursements of the Term Loans requested hereby Exibit A to the Loan Agreement shall be deleted in its entirety and Exhibit A attached hereto shall be substituted in lieu thereof.

         (6) Replacement of Schedules I and II of the Loan Agreement. We hereby agree with you that effective upon your making of the additional disbursements of the Term Loans requested hereby Schedules I and II to the Loan Agreement shall be deleted in their entireties and Schedules I and II attached hereto shall be substituted in lieu thereof.

         (7) Representations and Warranties. In order to induce you to make the additional disbursements of the Term Loans contemplated hereby, we hereby represent and warrant to you that as of the date thereof (a) each of the representations and warranties set forth in the Loan Agreement and the in the other Loan Documents is true and correct, including, without limitation, with reference to the Additional Financed Restaurant location described herein and the Collateral located on or comprising such Additional Financed Restaurant Location, (b) no Default Condition or Event of Default has occurred and is continuing and (c) we have satisfied each of the conditions to the making of the additional disbursements of the Term Loans requested hereby set forth in Section 2.1(b) of the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned has set its hand as of the day and year first above written.

                                                     CARL KARCHER
                                                     ENTERPRISES, INC.

                                                     By:___________________
                                                        Name:  ____________
                                                        Title: ____________



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
                                     ANNEX 2

                            [FORM OF FIRST AMENDMENT
                             TO PROPERTY AGREEMENT]

                                 [SEE ATTACHED]

Recording requested
by and when recorded
return to:

Carl Karcher Enterprises, Inc.
1200 North Harbor Boulevard
Anaheim, California  92803-4349
Attn: Judy Butterworth
      Lease/Escrow Manager

                      FIRST AMENDMENT TO PROPERTY AGREEMENT

     THIS FIRST AMENDMENT ("Amendment"), made as of the ___ day of January, 1996, by and between REC RESOLUTION COMPANY, an Oregon corporation ("REC"), and CARL KARCHER ENTERPRISES, INC., a Cali fornia corporation ("Karcher");

                                   WITNESSETH:

     WHEREAS, REC and Karcher are parties to a certain Property Agreement, dated as of August 11, 1994, and recorded on February 3, 1995 at file number 95 14041 in the real estate records of Multnomah County, Oregon (the "Property Agreement"), pursuant to which REC and Karcher have made certain agreements with regard to the property in the Gateway Shopping Center in Portland, Multnomah County, Oregon owned by Karcher as described on Exhibit "C" to the Property Agreement (the "Property"); and

     WHEREAS, Karcher desires to obtain certain financing from Heller Financial, Inc. ("Heller") and to secure its obligations in respect of such financing by granting to Heller, or to a trustee on its behalf, pursuant to a deed of trust and other security documents (collectively, the "Heller Security Documents"), liens and security interests in the Property and in all improvements, equipment and fixtures located thereon or used in connection therewith; and

     WHEREAS, in order to permit Karcher to obtain such financing from Heller, Karcher has requested that REC join with it in the execution of this Amendment and REC has agreed to do so;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Property Agreement.

2. Right of Repurchase; Use Restrictions. Notwithstanding anything contained in the Property Agreement to the contrary, REC and Karcher hereby agree that, in connection with the exercise by Heller of any of its rights and remedies under the Heller Security Documents, including, without limitation, by way of taking possession of the Property, conducting a foreclosure sale of the Property or accepting a deed of the Property in lieu of foreclosure (collectively, the "Heller Remedies"), and following such exercise, neither Heller, any of its successors or assigns, including, without limitation, any purchaser in a foreclosure sale of the Property conducted by or on behalf of Heller, nor any subsequent purchaser of the Property following exercise of any Heller Remedies shall be subject to either (A) the provisions of Section 4 of the Property Agreement granting to REC certain repurchase rights or (B) the restrictions on use of the Property set forth in Section 5 of the Property Agreement.

3. Third Party Beneficiaries. Heller, its successors and assigns, including, without limitation, any purchaser in a foreclosure sale of the Property conducted by or on behalf of Heller, and any subsequent purchasers of the Property following exercise of any of the Heller Remedies shall be third party beneficiaries of the provisions of this Amendment, and such provisions may not be amended, modified, waived, terminated or supplemented in any respect without the prior written consent of Heller and any such other person then in possession of the Property.

4. Effect of Amendment. As amended hereby, all provisions of the Property Agreement shall continue in full force and effect and be binding upon REC, Karcher and Heller and its successors and assigns.

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
     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed, under seal, by its duly authorized officer, as of the date and year first above written.

                                      REC RESOLUTION COMPANY

                                      By:________________________
                                         Name:___________________
                                         Title:__________________

                                      CARL KARCHER ENTERPRISES,
                                      INC.

                                      By:________________________
                                         Name:___________________
                                         Title:__________________

                                 ACKNOWLEDGMENTS

STATE OF _______________
COUNTY OF ______________


     This instrument was acknowledged before me on the ___ day of January, 1996 by _____________________, the ____________________ of REC Resolution Company, an
Oregon corporation, on behalf of said corporation.

                                 ________________________________

                                 Notary Public for the State of


                                 ________________________________

                                 My commission expires:


                                 ________________________________

                                   [NOTARY SEAL]

STATE OF ________________
COUNTY OF________________

     This instrument was acknowledged before me on the ___ day of January, 1996 by _____________________, the ____________________ of Carl Karcher Enterprises,
Inc., a California corporation, on behalf of said corporation.

                                 ________________________________
                                  Notary Public for the State of

                                 ________________________________


                                  My Commission Expires:

                                 ________________________________

                                   [NOTARY SEAL]

                                    EXHIBIT A

                          FINANCED RESTAURANT LOCATIONS

                                [TO BE COMPLETED]

                                    EXHIBIT A

                          FINANCED RESTAURANT LOCATIONS

                                       APPRAISED                 PRO RATA
LOCATION                                 VALUE                APPRAISED VALUE
- --------                                 -----                ---------------

4880 Campus Drive                       $2,200,000                34.98%
Newport Beach,CA

5166 Vineland                           $1,210,000                19.24%
North Hollywood, CA

7359 Miliken Avenue                     $1,140,000                18.12%
Rancho Cucamonga, CA

1075 Mono Way                           $  740,000                11.76%
Sonora, CA

200 Louise Avenue                       $1,000,000                15.90%
Lathrop, CA

                                        ----------               ------
                                        $6,290,000               100.00%